Exhibit 99.3



Driving Shareholder Value

March 2015

FORWARD LOOKING STATEMENTS

In this presentation and in related comments by our management, our use of the words "plans," "expect," "anticipate," "possible," "potential," "target," "believe," "commit," "intend," "continue," "may," "would," "could," "should," "project," "appears," "potential," "projected," "upside," "positioned," "outlook" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors may include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls and the cost and effect on our reputation of product recalls; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; the ability of our suppliers to timely deliver parts, components and systems; our ability to realize successful vehicle applications of new technology; overall strength and stability of our markets, particularly outside of North America and China; costs and risks associated with litigation and government investigations including those related to our recent recalls; our ability to remain competitive and our ability to continue to attract new customers, particularly for our new products. General Motors Co. ("GM")'s most recent annual report on Form 10-K provides information about these and other factors, which we may revise or supplement in future reports to the Securities and Exchange Commission (the "SEC").

ADDITIONAL INFORMATION

Important Additional Information
GM intends to file a proxy statement with the SEC in connection with the solicitation of proxies for GM's 2015 Annual Meeting of Shareholders (the "Proxy Statement"). GM, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2015 Annual Meeting. Information regarding the names of GM's directors and executive officers and their respective interests in GM by security holdings or otherwise is set forth in GM's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on February 4, 2015 and GM's proxy statement for the 2014 Annual Meeting of Shareholders, filed with the SEC on April 25, 2014 and the Form 8-K filed with the SEC on February 5, 2015. To the extent holdings of such participants in GM's securities have changed since the amounts described in the 2014 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of GM's Board of Directors for election at the 2015 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by GM free of charge from the SEC's website, http://www.sec.gov. GM's shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to GM Stockholder Services at General Motors Company, Mail Code 482-C25-A36, 300 Renaissance Center, P.O. Box 300, Detroit, Michigan 48265-3000 or at stockholder.services@gm.com or from the investor relations section of GM's website, http://www.gm.com/investor.

SHAREHOLDER OPPORTUNITY

- Disciplined capital allocation framework
  - Reinvest in business at 20+% ROIC
  - Investment grade balance sheet
  - Tighten cash target to $20B
  - All available free cash flow to shareholders
  - Initial $5B share buyback
- Strong and improving earnings
- Transparent near-term commitments
- Management pay aligned with shareholders

We are building the world's most valued automotive company

STRONG EARNINGS MOMENTUM



GM Consolidated EBIT-Adjusted*
$Billions
$7.9
$8.6
$9.3**
$6.5
5.2%
5.5%
6.0%**
Memo:
EBIT-Adj.
Margins
2012
2013
2014
2015
Target
2016
Target

2015 Target

- EBIT-Adjusted and EBIT-Adjusted margins improving in all automotive regions

2016 Target

- 10% EBIT-Adjusted margins in North America
- Profitability in Europe
- Sustained margins in China
- GM Financial full captive
- Continued progress in developing markets

* Reconciliation of EBIT-Adjusted on slide S2

** Represents Core Operating Performance - excluding recalls

SIX STRAIGHT QUARTERS OF GMNA MARGIN EXPANSION



EBIT-Adjusted % Revenue
2012
2013
2014
6.2
7.7*
2.3
8.4
9.2*
5.4
7.7
9.3
9.9*
9.5
5.0
7.5
8.7
7.2
7.8
8.9*
6.5
9+
10
Q1
Q2
Q3
Q4
CY
2015 Target
2016 Target

Expect improved EBIT-Adjusted margins in 2015

* Represents Core Operating Performance - excluding recalls

EUROPE: ON TRACK TO PROFITABILITY


Path to Profitability – $ Billions
Profitable
2014
EBIT-ADJ.
(1.4)
Absence of
Restructuring
New
Product
Fixed
Cost
Industry
2016 Target

STRONG PERFORMANCE IN CHINA



Net Income Margins
9.6%
9.5%
9.8%
Expect to Maintain Strong Margins
Equity Income – $ Billions
$1.5
$1.8
$2.1
2012
2013
2014
2015 Target
2016 Target

DEVELOPING MARKETS IMPROVING


GM International Operations* and GM South America
Combined 2014 EBIT-Adjusted – $ Billions
~ Breakeven
$(0.4)
$(0.3)
$(0.3)
$(0.0)
Q1
Q2
Q3
Q4
2015 Target

* Excluding equity income, primarily China JV's

GMF DRIVING ENTERPRISE RETURNS


EBT-Adjusted
$ Billions
$0.5
$0.8
More than Double
+
2010*
2014
Expected 2018
Incremental Auto Co. Benefit


Ending Earning Assets
$ Billions
$9
$41
More than Double
2010*
2014
Expected 2018

No additional capital contributions, retained earnings support growth
Earnings and assets to grow faster than equity capital base
Double digit after-tax ROE, greater than cost of capital

* GMF acquired in 2010 and reported in Form 10-K

2014 RECALLS: STRONG LEADERSHIP



U.S. Market Share Impact – After Major Recall
Toyota (2009-2010)*
GM (2014-2015)*
Percentage Point Impact
2
1
0
(1)
(2)
(3)
(4)
*
Recall Announced
+1 QTR
+2 QTR
+3 QTR
+4 QTR

Key Principles/Actions

- "Do the right thing"
- Independent investigation
- Compensation Program
- Disciplinary actions
- Process changes
- Behavior changes
- Delivered results

* Denotes Toyota Motor Company announced initial recall for unintended acceleration; General Motors Company announced initial recall for ignition switch
Source: Internal company reports

DISCIPLINED CAPITAL ALLOCATION



Available Cash
Operating cash flow
Cash on balance sheet
Investment Grade Balance Sheet
Return
Risk
Retain/Reinvest in Business
Return
Risk
Return to Shareholders
Return
Risk

Deliberate trade-off made on every dollar of available cash… share buyback at planned levels superior to alternative investment options

CAPITAL ALLOCATION PROCESS


Capital Discipline
Project prioritization
Country ROIC targets
Product program EBIT and ROIC targets
Business Plan Commitments
Annual business plan process
Identify upside drivers and downside risks
Performance vs. Commitments
Individual program review
Performance vs. commitment
ROIC optimization
>20%
ROIC Target
Aligned to Executive Compensation

CAPEX SUPPORTS GROWTH AT > 20% ROIC

2010-2014
Launch cadence avg. ~23% volume
CapEx ~4.5% of Revenue

2015-2019
Launch cadence avg. ~36% volume
CapEx projected ~5%-5.5% of Revenue



20
13
21
31
30
27
38
38
32
47
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

% of Global New/Refreshed Vehicle Deliveries within 18 months

ROIC DRIVING CAPITAL DISCIPLINE

GM to disclose ROIC beginning with Q1 2015 earnings



Target > 20%
16.0%
20.2%
20.8%*
15.4%
2012
2013
2014

Strategic Actions

- Exit Chevrolet Europe
- Exit Australia manufacturing
- Exit Indonesia manufacturing
- Restructuring Thailand
- Russia under serious review

Eliminated ~$0.5B in annual losses and avoided ~$1.5B in investment in next four years

* Represents Core Operating Performance - excluding recalls

Note: See slide S3 for reconciliation of ROIC

TIGHTENING CASH TARGET TO $20B

- EBITDA funds capital spending during average recession
- Revolver backstop for unforeseen events / deep recession


~$20B
~$1-2B Ratings Support
~$5B Interest and Dividends
~$5-6B Change in Net Working Capital
~$8B
Minimum Cash for Steady State Operating Needs ~5% of Revenue
~$5B Annual Steady State Seasonality
~$3B Overseas
Minimum Operating Cash
Average Recession (2 years)

COMPENSATION ALIGNED WITH SHAREHOLDERS

Component	Form	Metrics	Strong Linkage to Shareholder Returns
68% Long-Term	75% PSU	0 – 200% Payout 3 Year ROIC Avg. (Target 20%) Global Market Share Modifier	Levered to Stock Appreciation and Dividends + Operational Performance
	25% RSU	Time-Based	Levered to Stock Appreciation and Dividends
19% Short-Term	100% Cash	0 – 200% Payout Budgeted EBIT-Adj., AFCF-Adj., Market Share; Quality	Operational Performance
13% Base Salary	100% Cash		

SHAREHOLDER OPPORTUNITY

- Disciplined capital allocation framework
  - Reinvest in business at 20+% ROIC
  - Investment grade balance sheet
  - Tighten cash target to $20B
  - All available free cash flow to shareholders
  - Initial $5B share buyback
- Strong and improving earnings
- Transparent near-term commitments
- Management pay aligned with shareholders

We are building the world's most valued automotive company

GENERAL MOTORS COMPANY

SELECT SUPPLEMENTAL FINANCIAL INFORMATION

NON-GAAP MEASURES

Management uses earnings before interest and taxes (EBIT)-adjusted and return on invested capital (ROIC) in its financial and operational decision making processes, for internal reporting and as part of its forecasting and budgeting processes as they provide additional transparency of our core operations. EBIT-adjusted and ROIC allow management to view operating trends, perform analytical comparisons and benchmark performance amongst other companies in our industry. In addition, ROIC allows management to assess how effectively we are deploying our assets.

We use EBIT-adjusted for our automotive segments because it excludes interest income, interest expense and income taxes and includes certain additional adjustments. We use income before income taxes-adjusted for GM Financial because we believe interest income and interest expense are part of operating results.

We define ROIC as EBIT-adjusted for the trailing four quarters divided by average net assets during that period. We consider average net assets to be the average of our ending total equity, plus average automotive debt and interest related liabilities (excluding capital leases), plus average automotive net pension and OPEB liabilities, less average automotive net income tax assets and average fresh start accounting goodwill for each quarter in that period.

Our calculation of EBIT-adjusted and ROIC are considered non-GAAP financial measures because we calculate them using financial measures that have been adjusted from the most directly comparable U.S. GAAP financial measure. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result the use of our non-GAAP measures has limitations and should not be considered in isolation from, or as a substitute for, related U.S. GAAP measures.

RECONCILIATION OF EBIT-ADJUSTED

($B)	2012	2013	2014
Income (loss) before income taxes	**(28.7)**	**7.5**	**4.2**
Add Back			
Interest Expense	0.5	0.3	0.4
Interest Income	(0.3)	(0.2)	(0.2)
Net (income) loss attributable to noncontrolling interests	0.1	0.0	(0.1)
Gain/(Loss) on Extinguishment of Debt	0.3	0.2	(0.2)
Special Items			
Goodwill Impairment Charges*	27.1	0.4	0.1
Impairment Charges of Property and Intangible Assets*	5.5	0.8	0.4
Pension Settlement Charges*	2.7	0.1	-
Venezuela Currency Devaluation*	-	0.2	0.4
GM Korea Wage Litigation*	0.3	(0.6)	-
Recall Campaign Catch-up Adjustment*	-	-	0.9
Ignition Switch Recall Compensation Program*	-	-	0.4
Other**	0.5	(0.1)	0.1
Total Special Items	36.1	0.8	2.3
EBIT-Adjusted	**7.9**	**8.6**	**6.5**
Memo: Recall Related Expenses	**-**	**-**	**2.8**
Memo: EBIT-Adjusted excluding Recall Related Expenses			**9.3**

*Included in Operating Income

** Please refer to filed 10K and 10Q documents for additional detail on other special items

Note: EBIT-Adjusted includes GM Financial on an EBT-Adjusted basis. Results may not foot due to rounding

RECONCILIATION OF ROIC

Calculation of Return on Invested Capital

($B)	Total Company 2012	Total Company 2013	Total Company 2014	Memo Total Company 2014*
Numerator				
EBIT-Adjusted	**7.9**	**8.6**	**6.5**	**9.3**
Denominator				
Average equity	**40.3**	**39.5**	**41.3**	**43.9**
+Average automotive debt and interest related (excluding capital leases)	4.2	5.0	6.8	6.8
+Average automotive net pension & OPEB liability	33.3	32.6	26.6	26.6
-Average fresh start accounting goodwill	(20.5)	(0.5)	(0.1)	(0.1)
-Average automotive net income tax asset	(8.4)	(34.1)	(32.4)	(32.4)
ROIC average net assets	**49.0**	**42.5**	**42.2**	**44.9**
ROIC %	**16.0%**	**20.2%**	**15.4%**	**20.8%**

* Represents Core Operating Performance - excluding recalls

Note: ROIC average net assets over four quarters includes cash. Results may not foot due to rounding.